Exhibit 99.2

FINANCIAL SUPPLEMENT

FIRST QUARTER 2013

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-6
Commercial Lines	7-8
Personal Lines	9-10
Chaucer	11-12
Investments
Net Investment Income and Yields	13
Investment Portfolio	14
Credit Quality and Duration of Fixed Maturities	15
Top 10 Corporate and Municipal Fixed Maturity Holdings	16
Reconciliation of Operating Income (Loss) to Net Income (Loss)	17
Other Information
Non-GAAP Financial Measures	18
Corporate Information	19
Market and Dividend Information	19
Financial Strength and Debt Ratings	19

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
PREMIUMS
Gross premiums written	$1,287.8	$1,417.1	$1,291.9	$1,207.4	$1,318.1
Net premiums written	1,016.8	1,197.6	1,120.1	1,033.9	1,076.7
Net premiums earned	1,035.6	1,050.0	1,071.0	1,082.5	1,094.3

EARNINGS
Operating income (loss) before interest and taxes	$85.7	$31.0	$62.9	$(104.5)	$102.2

Operating income (loss) after taxes	46.0	10.0	32.5	(73.4)	59.9

Income (loss) from continuing operations	50.7	9.8	40.9	(55.3)	66.4
Net income (loss)	49.7	20.8	40.4	(55.0)	66.2

PER SHARE DATA (DILUTED) (1)

Operating income (loss) after taxes	$1.01	$0.22	$0.72	$(1.65)	$1.32
Income (loss) from continuing operations	1.11	0.22	0.90	(1.24)	1.47
Net income (loss)	1.09	0.46	0.89	(1.24)	1.46

Weighted average shares outstanding (1)	45.5	45.4	45.2	44.5	45.3
BALANCE SHEET

(In millions, except per share data)	March 31 2012	June 30 2012	September 30 2012	December 31 2012	March 31 2013
Total assets	$12,913.4	$13,118.7	$13,330.1	$13,484.9	$13,442.1
Total loss and loss adjustment expense reserves	5,827.3	5,853.4	5,938.9	6,197.0	6,092.5
Total shareholders’ equity	2,579.0	2,617.5	2,699.4	2,595.4	2,624.0

U.S. Property and Casualty Companies
Statutory surplus	$1,681.1	$1,655.1	$1,670.8	$1,523.4	$1,623.3
Premium to surplus ratio	1.92:1	1.98:1	2.01:1	2.22:1	2.09:1

Book value per share	$57.65	$58.81	$61.00	$58.59	$59.58
Book value per share, excluding net unrealized investment gains and losses, net of tax	$52.32	$53.10	$53.82	$51.88	$52.81
Tangible book value per share (total book value excluding goodwill and intangibles)	$50.31	$51.53	$53.69	$51.32	$52.46

Shares outstanding	44.7	44.5	44.3	44.3	44.0

Total debt/equity	35.6%	35.1%	34.0%	32.7%	37.3%
Total debt/total capital	26.3%	26.0%	25.4%	24.7%	27.2%

(1)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2012 excludes common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2013	2012	% Change
REVENUES
Premiums earned	$1,094.3	$1,035.6	5.7
Net investment income	67.3	68.8	(2.2)
Total net realized investment gains	8.1	3.1	161.3
Fees and other income	10.6	14.3	(25.9)

Total revenues	1,180.3	1,121.8	5.2

LOSSES AND EXPENSES
Losses and loss adjustment expenses	683.4	661.4	3.3
Amortization of deferred acquisition costs	242.5	228.1	6.3
Interest expense	14.7	16.2	(9.3)
Other operating expenses	150.8	145.3	3.8

Total losses and expenses	1,091.4	1,051.0	3.8

Income from continuing operations before income taxes	88.9	70.8	25.6
Income tax expense	22.5	20.1	11.9

Income from continuing operations	66.4	50.7	31.0

Discontinued operations	(0.2)	(1.0)	N/M

Net income	$66.2	$49.7	33.2

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2013	December 31 2012	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,310.6 and $6,529.5)	$6,723.5	$6,952.2	(3.3)
Equity securities, at fair value (cost of $391.2 and $299.0)	435.0	315.8	37.7
Other investments	207.5	210.3	(1.3)

Total investments	7,366.0	7,478.3	(1.5)

Cash and cash equivalents	691.0	564.8	22.3
Accrued investment income	68.9	69.0	(0.1)
Premiums and accounts receivable, net	1,318.1	1,308.8	0.7
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,435.5	2,479.7	(1.8)
Deferred acquistion costs	494.7	489.5	1.1
Deferred income taxes	238.5	267.6	(10.9)
Goodwill	184.4	184.9	(0.3)
Other assets	524.4	511.8	2.5
Assets of discontinued operations	120.6	130.5	(7.6)

Total assets	$13,442.1	$13,484.9	(0.3)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,092.5	$6,197.0	(1.7)
Unearned premiums	2,488.1	2,474.8	0.5
Expenses and taxes payable	660.3	775.8	(14.9)
Reinsurance premiums payable	475.9	466.2	2.1
Debt	978.1	849.4	15.2
Liabilities of discontinued operations	123.2	126.3	(2.5)

Total liabilities	10,818.1	10,889.5	(0.7)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,785.3	1,787.1	(0.1)
Accumulated other comprehensive income	323.1	325.8	(0.8)
Retained earnings	1,252.8	1,211.6	3.4
Treasury stock at cost (16.5 and 16.2 million shares)	(737.8)	(729.7)	1.1

Total shareholders’ equity	2,624.0	2,595.4	1.1

Total liabilities and shareholders’ equity	$13,442.1	$13,484.9	(0.3)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2013					2012
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$561.4	$367.2	$389.5	$—	$1,318.1	$532.6	$373.2	$381.7	$0.3	$1,287.8

Net premiums written	$483.6	$341.6	$251.5	$—	$1,076.7	$468.9	$347.4	$200.2	$0.3	$1,016.8

Net premiums earned	$476.6	$368.8	$248.9	$—	$1,094.3	$434.9	$363.3	$237.0	$0.4	$1,035.6
Losses and LAE:
Current accident year, excluding catastrophe losses	290.0	238.3	140.3	—	668.6	256.3	229.9	151.6	0.2	638.0
Prior year unfavorable (favorable) reserve development	0.2	5.6	(13.3)	0.6	(6.9)	0.5	3.8	(21.7)	0.2	(17.2)
Catastrophe losses	7.4	11.7	2.6	—	21.7	11.1	23.0	6.5	—	40.6

Total losses and LAE	297.6	255.6	129.6	0.6	683.4	267.9	256.7	136.4	0.4	661.4
Amortization of deferred acquisition costs and other underwriting expenses	182.1	103.1	86.3	0.5	372.0	169.5	102.4	85.9	0.4	358.2

GAAP underwriting profit (loss)	(3.1)	10.1	33.0	(1.1)	38.9	(2.5)	4.2	14.7	(0.4)	16.0
Net investment income	36.1	19.0	10.5	1.7	67.3	35.7	21.6	9.4	2.1	68.8
Other income	2.0	3.3	4.5	0.8	10.6	5.1	3.5	5.3	2.0	15.9
Other operating expenses	(2.0)	(1.9)	(7.1)	(3.6)	(14.6)	(4.4)	(1.8)	(3.9)	(4.9)	(15.0)

Operating income (loss) before income taxes	$33.0	$30.5	$40.9	$(2.2)	$102.2	$33.9	$27.5	$25.5	$(1.2)	$85.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.9%	64.6%	56.3%	N/M	61.0%	58.9%	63.4%	64.1%	N/M	61.7%
Prior year unfavorable (favorable) reserve development	—	1.5%	(5.3)%	N/M	(0.6)%	0.1%	1.0%	(9.2)%	N/M	(1.7)%
Catastrophe losses	1.6%	3.2%	1.0%	N/M	2.0%	2.6%	6.3%	2.7%	N/M	3.9%

Total loss and LAE ratio	62.5%	69.3%	52.0%	N/M	62.4%	61.6%	70.7%	57.6%	N/M	63.9%
Expense ratio	38.0%	27.2%	34.7%	N/M	33.7%	38.7%	27.3%	36.2%	N/M	34.2%

Combined ratio	100.5%	96.5%	86.7%	N/M	96.1%	100.3%	98.0%	93.8%	N/M	98.1%

Change in policies in force	7.8%	(4.2)%				6.1%	(1.5)%
Retention	82.2%	79.6%				84.6%	81.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Gross premiums written	$1,287.8	$1,417.1	$1,291.9	$1,207.4	$1,318.1

Net premiums written	$1,016.8	$1,197.6	$1,120.1	$1,033.9	$1,076.7

Net premiums earned	$1,035.6	$1,050.0	$1,071.0	$1,082.5	$1,094.3
Losses and LAE:
Current accident year, excluding catastrophe losses	638.0	640.8	664.8	676.7	668.6
Prior year unfavorable (favorable) reserve development	(17.2)	17.2	(8.3)	(7.5)	(6.9)
Catastrophe losses	40.6	74.1	51.9	203.3	21.7

Total losses and LAE	661.4	732.1	708.4	872.5	683.4
Amortization of deferred acquisition costs and other underwriting expenses	358.2	354.6	369.2	384.2	372.0

GAAP underwriting profit (loss)	$16.0	$(36.7)	$(6.6)	$(174.2)	$38.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.7%	61.1%	62.1%	62.5%	61.0%
Prior year unfavorable (favorable) reserve development	(1.7)%	1.6%	(0.8)%	(0.7)%	(0.6)%
Catastrophe losses	3.9%	7.1%	4.8%	18.8%	2.0%

Total loss and LAE ratio	63.9%	69.8%	66.1%	80.6%	62.4%
Expense ratio	34.2%	33.3%	34.1%	35.1%	33.7%

Combined ratio	98.1%	103.1%	100.2%	115.7%	96.1%

Combined ratio, excluding catastrophe losses	94.2%	96.0%	95.4%	96.9%	94.1%

Current accident year combined ratio, excluding catastrophe losses	95.9%	94.4%	96.2%	97.6%	94.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2013					2012
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$154.0	$72.8	$62.2	$194.6	$483.6	$148.0	$70.7	$55.0	$195.2	$468.9

Net premiums earned	$152.6	$69.5	$53.0	$201.5	$476.6	$141.9	$64.5	$45.9	$182.6	$434.9
Losses and LAE:
Current accident year, excluding catastrophe losses	86.9	48.9	37.1	117.1	290.0	76.8	42.1	34.5	102.9	256.3
Prior year unfavorable (favorable) reserve development	(0.1)	1.8	(3.5)	2.0	0.2	(5.9)	3.5	(1.2)	4.1	0.5
Catastrophe losses	5.2	0.1	—	2.1	7.4	9.7	0.5	—	0.9	11.1

Total losses and LAE	92.0	50.8	33.6	121.2	297.6	80.6	46.1	33.3	107.9	267.9
Amortization of deferred acquisition costs and other underwriting expenses					182.1					169.5

GAAP underwriting loss					(3.1)					(2.5)
Net investment income					36.1					35.7
Other income					2.0					5.1
Other operating expenses					(2.0)					(4.4)

Operating income before income taxes					$33.0					$33.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.9%	70.4%	70.0%	58.1%	60.9%	54.2%	65.2%	75.2%	56.4%	58.9%
Prior year unfavorable (favorable) reserve development	(0.1)%	2.6%	(6.6)%	1.0%	—	(4.2)%	5.4%	(2.6)%	2.2%	0.1%
Catastrophe losses	3.4%	0.1%	N/M	1.0%	1.6%	6.8%	0.8%	N/M	0.5%	2.6%

Total loss and LAE ratio	60.2%	73.1%	63.4%	60.1%	62.5%	56.8%	71.4%	72.6%	59.1%	61.6%
Expense ratio					38.0%					38.7%

Combined ratio					100.5%					100.3%

Change in policies in force	2.6%	7.1%	13.1%	10.9%	7.8%	(0.1)%	4.3%	2.1%	14.2%	6.1%
Retention	84.1%	81.8%	78.3%	N/M	82.2%	86.1%	84.5%	80.0%	N/M	84.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Gross premiums written	$532.6	$564.2	$571.6	$514.0	$561.4

Net premiums written	$468.9	$496.7	$500.0	$436.4	$483.6

Net premiums earned	$434.9	$449.2	$461.1	$466.3	$476.6
Losses and LAE:
Current accident year, excluding catastrophe losses	256.3	276.3	295.2	298.7	290.0
Prior year unfavorable reserve development	0.5	14.5	4.4	9.6	0.2
Catastrophe losses	11.1	38.4	17.0	126.9	7.4

Total losses and LAE	267.9	329.2	316.6	435.2	297.6
Amortization of deferred acquisition costs and other underwriting expenses	169.5	164.7	172.3	180.3	182.1

GAAP underwriting loss	$(2.5)	$(44.7)	$(27.8)	$(149.2)	$(3.1)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.9%	61.6%	63.9%	64.0%	60.9%
Prior year unfavorable reserve development	0.1%	3.2%	1.0%	2.1%	—
Catastrophe losses	2.6%	8.5%	3.7%	27.2%	1.6%

Total loss and LAE ratio	61.6%	73.3%	68.6%	93.3%	62.5%
Expense ratio	38.7%	36.4%	37.2%	38.5%	38.0%

Combined ratio	100.3%	109.7%	105.8%	131.8%	100.5%

Combined ratio, excluding catastrophe losses	97.7%	101.2%	102.1%	104.6%	98.9%

Current accident year combined ratio, excluding catastrophe losses	97.6%	98.0%	101.1%	102.5%	98.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2013				2012
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$227.1	$105.4	$9.1	$341.6	$233.1	$105.0	$9.3	$347.4

Net premiums earned	$228.5	$129.7	$10.6	$368.8	$225.7	$126.8	$10.8	$363.3
Losses and LAE:
Current accident year, excluding catastrophe losses	170.5	63.5	4.3	238.3	163.9	60.6	5.4	229.9
Prior year unfavorable reserve development	4.5	1.0	0.1	5.6	3.5	0.3	—	3.8
Catastrophe losses	(0.3)	11.4	0.6	11.7	2.4	20.0	0.6	23.0

Total losses and LAE	174.7	75.9	5.0	255.6	169.8	80.9	6.0	256.7
Amortization of deferred acquisition costs and other underwriting expenses				103.1				102.4

GAAP underwriting profit				10.1				4.2
Net investment income				19.0				21.6
Other income				3.3				3.5
Other operating expenses				(1.9)				(1.8)

Operating income before income taxes				$30.5				$27.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	74.5%	48.9%	40.6%	64.6%	72.5%	47.7%	50.0%	63.4%
Prior year unfavorable reserve development	2.0%	0.8%	0.9%	1.5%	1.6%	0.2%	N/M	1.0%
Catastrophe losses	—	8.8%	5.7%	3.2%	1.1%	15.8%	5.6%	6.3%

Total loss and LAE ratio	76.5%	58.5%	47.2%	69.3%	75.2%	63.7%	55.6%	70.7%
Expense ratio				27.2%				27.3%

Combined ratio				96.5%				98.0%

Change in policies in force	(3.4)%	(4.4)%	(9.3)%	(4.2)%	(2.3)%	(0.2)%	(6.5)%	(1.5)%
Retention	78.2%	80.5%	N/M	79.6%	79.1%	82.4%	N/M	81.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2012	2012	2012	2012	2013
Gross premiums written	$373.2	$414.3	$430.3	$393.9	$367.2

Net premiums written	$347.4	$371.1	$393.7	$363.4	$341.6

Net premiums earned	$363.3	$364.3	$366.5	$365.8	$368.8
Losses and LAE:
Current accident year, excluding catastrophe losses	229.9	233.5	241.5	250.4	238.3
Prior year unfavorable reserve development	3.8	7.8	3.6	11.3	5.6
Catastrophe losses	23.0	32.4	27.7	51.7	11.7

Total losses and LAE	256.7	273.7	272.8	313.4	255.6
Amortization of deferred acquisition costs and other underwriting expenses	102.4	101.0	102.1	105.1	103.1

GAAP underwriting profit (loss)	$4.2	$(10.4)	$(8.4)	$(52.7)	$10.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	63.4%	64.1%	65.8%	68.5%	64.6%
Prior year unfavorable reserve development	1.0%	2.1%	1.0%	3.1%	1.5%
Catastrophe losses	6.3%	8.9%	7.6%	14.1%	3.2%

Total loss and LAE ratio	70.7%	75.1%	74.4%	85.7%	69.3%
Expense ratio	27.3%	26.9%	27.0%	27.9%	27.2%

Combined ratio	98.0%	102.0%	101.4%	113.6%	96.5%

Combined ratio, excluding catastrophe losses	91.7%	93.1%	93.8%	99.5%	93.3%

Current accident year combined ratio, excluding catastrophe losses	90.7%	91.0%	92.8%	96.4%	91.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended March 31

	2013						2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty and Other	Total
Gross premiums written	$92.2	$108.3	$51.8	$79.7	$57.5	$389.5	$87.7	$99.5	$71.3	$66.6	$56.6	$381.7

Net premiums written	$47.8	$81.3	$17.7	$60.1	$44.6	$251.5	$29.6	$58.5	$23.3	$45.5	$43.3	$200.2

Net premiums earned	$44.5	$58.8	$44.8	$66.5	$34.3	$248.9	$46.7	$54.2	$39.4	$61.5	$35.2	$237.0
Losses and LAE:
Current accident year, excluding catastrophe losses						140.3						151.6
Prior year favorable reserve development						(13.3)						(21.7)
Catastrophe losses						2.6						6.5

Total losses and LAE						129.6						136.4
Amortization of deferred acquisition costs and other underwriting expenses						86.3						85.9

GAAP underwriting profit						33.0						14.7
Net investment income						10.5						9.4
Other income						4.5						5.3
Other operating expenses						(7.1)						(3.9)

Operating income before income taxes						$40.9						$25.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						56.3%						64.1%
Prior year favorable reserve development						(5.3)%						(9.2)%
Catastrophe losses						1.0%						2.7%

Total loss and LAE ratio						52.0%						57.6%
Expense ratio						34.7%						36.2%

Combined ratio						86.7%						93.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013

Gross premiums written	$381.7	$438.6	$290.0	$299.5	$389.5

Net premiums written	$200.2	$329.8	$226.4	$234.1	$251.5

Net premiums earned	$237.0	$236.5	$242.9	$250.4	$248.9
Losses and LAE:
Current accident year, excluding catastrophe losses	151.6	131.0	128.0	127.5	140.3
Prior year favorable reserve development	(21.7)	(5.1)	(17.1)	(28.7)	(13.3)
Catastrophe losses	6.5	3.3	7.2	24.7	2.6

Total losses and LAE	136.4	129.2	118.1	123.5	129.6
Amortization of deferred acquisition costs and other underwriting expenses	85.9	88.1	94.1	98.0	86.3

GAAP underwriting profit	$14.7	$19.2	$30.7	$28.9	$33.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.1%	55.5%	52.7%	51.0%	56.3%
Prior year favorable reserve development	(9.2)%	(2.2)%	(7.0)%	(11.5)%	(5.3)%
Catastrophe losses	2.7%	1.4%	3.0%	9.9%	1.0%

Total loss and LAE ratio	57.6%	54.7%	48.7%	49.4%	52.0%
Expense ratio	36.2%	37.2%	38.7%	39.1%	34.7%

Combined ratio	93.8%	91.9%	87.4%	88.5%	86.7%

Combined ratio, excluding catastrophe losses	91.1%	90.5%	84.4%	78.6%	85.7%

Current accident year combined ratio, excluding catastrophe losses	100.3%	92.7%	91.4%	90.1%	91.0%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Net Investment Income

Fixed maturities	$65.9	$66.5	$66.3	$65.5	$64.7
Equity securities	3.4	2.8	4.0	5.1	3.1
Other investments	2.0	1.5	1.7	1.8	2.2
Investment expenses	(2.5)	(2.3)	(2.8)	(2.3)	(2.7)

Total	$68.8	$68.5	$69.2	$70.1	$67.3

Pre-tax Yields

Fixed maturities	4.38%	4.31%	4.23%	4.10%	4.03%
Total	3.89%	3.87%	3.80%	3.78%	3.64%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2013

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q1 2013

Fixed maturities:
U.S. Treasury and government agencies	AAA	$314.0	$321.5	4.0%	$7.5	$(0.9)
Foreign government	AAA	299.7	305.6	3.8%	5.9	1.5
Municipals:
Taxable	AA	841.8	922.7	11.5%	80.9	1.8
Tax exempt	AA	146.4	153.4	1.9%	7.0	—
Corporate:
NAIC 1	A	1,844.7	1,965.3	24.4%	120.6	3.8
NAIC 2	BBB	1,281.9	1,393.8	17.3%	111.9	(9.3)
NAIC 3 and below	B+	316.7	339.7	4.2%	23.0	0.4

Total corporate	BBB+	3,443.3	3,698.8	45.9%	255.5	(5.1)

Asset backed:
Residential mortgage-backed	AA-	720.3	754.3	9.3%	34.0	(2.2)
Commercial mortgage-backed	AA	340.6	358.8	4.4%	18.2	(4.7)
Asset-backed	AA+	204.5	208.4	2.6%	3.9	(0.2)

Total fixed maturities	A+	6,310.6	6,723.5	83.4%	412.9	(9.8)
Equity securities		391.2	435.0	5.4%	43.8	27.0

Total fixed maturities and equity securities		6,701.8	7,158.5	88.8%	456.7	17.2
Cash and cash equivalents		691.0	691.0	8.6%	—	—
Other investments		204.3	207.5	2.6%	3.2	—

Total		$7,597.1	$8,057.0	100.0%	$459.9	$17.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2013

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,613.0	$4,886.3	72.7%
2	Baa	1,350.8	1,466.0	21.8%
3	Ba	147.0	159.0	2.3%
4	B	138.3	147.5	2.2%
5	Caa and lower	50.9	52.7	0.8%
6	In or near default	10.6	12.0	0.2%

Total fixed maturities		$6,310.6	$6,723.5	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,692.0	$1,746.5	26.0%
2-4 years	1,869.9	1,988.8	29.6%
4-6 years	1,208.5	1,326.6	19.7%
6-8 years	1,064.8	1,145.4	17.0%
8-10 years	358.4	388.1	5.8%
10+ years	117.0	128.1	1.9%

Total fixed maturities	$6,310.6	$6,723.5	100.0%

Weighted Average Duration	3.99

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

March 31, 2013

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits (2)	$164.5	$167.7	2.08%	A
Notes	15.3	16.0	0.20%	A
Lloyds TSB Bank: (3)
Term deposits (2)	49.0	49.4	0.61%	A
Notes	9.1	9.5	0.12%	A
GE Capital	31.9	34.3	0.42%	AA+
American Express	27.6	29.7	0.37%	A-
JP Morgan	25.8	27.3	0.34%	A
Wells Fargo	25.8	28.3	0.35%	A+
Citigroup	22.9	25.0	0.31%	A-
Rabobank Nederland	22.6	23.1	0.29%	AA-
Miller Brewing Co.	22.5	24.0	0.30%	BBB+
Bank of America	22.5	24.4	0.30%	BBB+

Top 10 Corporate and Municipal Fixed	$439.5	$458.7	5.69%

(1)	UK government owns 83% of bank equity
(2)	Weighted average duration is approximately 1 year
(3)	UK government owns 40% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended March 31
	2013		2012
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME
Commercial Lines	$33.0		$33.9
Personal Lines	30.5		27.5
Chaucer	40.9		25.5
Other	(2.2)		(1.2)

Total	102.2		85.7

Interest expense	(14.7)		(16.2)

Operating income before income taxes	87.5	$1.93	69.5	$1.53

Income tax expense on operating income	(27.6)	(0.61)	(23.5)	(0.52)

Operating income after income taxes	59.9	1.32	46.0	1.01
Net realized investment gains	8.1	0.18	3.1	0.07
Loss from repayment of advances	(7.8)	(0.17)	—	—
Net costs related to acquired businesses	0.4	0.01	(1.5)	(0.03)
Net foreign exchange gains (losses)	0.7	0.02	(0.3)	(0.01)
Income tax benefit on non-operating income	5.1	0.11	3.4	0.07

Income from continuing operations	66.4	1.47	50.7	1.11

Discontinued operations, net of taxes	(0.2)	(0.01)	(1.0)	(0.02)

NET INCOME	$66.2	$1.46	$49.7	$1.09

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. In the first quarter of 2013, the Company renamed its non-GAAP income measure from segment income to operating income. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months ended March 31, 2013 and 2012 is set forth on page 17 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2013
	Price Range		Dividends
	High	Low	Per Share
March 31	$49.68	$39.19	$0.330

Quarter Ended	2012
	Price Range		Dividends
	High	Low	Per Share
March 31	$41.52	$34.27	$0.300
June 30	$41.04	$37.17	$0.300
September 30	$39.69	$33.99	$0.300
December 31	$39.51	$34.58	$0.330

INDUSTRY RATINGS AS OF APRIL 29, 2013

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3
The Hanover Insurance Group, Inc. Subordinated Debentures	bb+	BB	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at

http:// www.Hanover.com